SCHWAB CAPITAL TRUST

Schwab® Target Funds
Schwab® Target 2010 Fund
Schwab® Target 2015 Fund
Schwab® Target 2020 Fund
Schwab® Target 2025 Fund
Schwab® Target 2030 Fund
Schwab® Target 2035 Fund
Schwab® Target 2040 Fund
Schwab® Target 2045 Fund
Schwab® Target 2050 Fund
Schwab® Target 2055 Fund
Schwab® Target 2060 Fund
Schwab® Target 2065 Fund
(each, a fund and collectively, the funds)
Supplement dated January 31, 2025, to each fund’s currently effective
Statutory Prospectus

This supplement provides new and additional information beyond that contained in the Statutory Prospectus and should be read in conjunction with the Statutory Prospectus.
Effective immediately, the Statutory Prospectus is being revised to reflect the addition of the following underlying funds in which the funds may invest.
Accordingly, effective immediately, the Statutory Prospectus is revised as follows:
1.
Under “Description of Underlying Funds” in the “Fund Details” section: in the table under “EQUITY FUNDS – DOMESTIC LARGE-CAP” is being amended with the addition of the following:

Asset Class, Style Class (if Applicable) & Underlying Fund	Investment Objective and Principal Investment Strategy
EQUITY FUNDS – DOMESTIC LARGE-CAP
PGIM Jennison Growth Fund	Seeks long-term growth of capital. The fund seeks investments whose prices will increase over the long term. The fund normally invests at least 65% of the fund’s total assets in equity and equity-related securities of companies that exceed $1 billion in market capitalization at the time of investment and that it believes have above-average growth prospects. These companies are generally considered medium- to large-capitalization companies. They tend to have a unique market niche, a strong new product profile or superior management. Equity-related securities in which the fund primarily invests are common stocks, nonconvertible preferred stocks and convertible securities. The remainder of the fund’s portfolio may be invested in securities with market capitalizations below $1 billion, non-U.S. securities, cash, money market instruments, U.S. Government and agency securities, fixed income obligations, and mortgage-related securities.

2.
Under “Description of Underlying Funds” in the “Fund Details” section: in the table under “EQUITY FUNDS – DOMESTIC SMALL-CAP” is being amended with the addition of the following:

Asset Class, Style Class (if Applicable) & Underlying Fund	Investment Objective and Principal Investment Strategy
EQUITY FUNDS – DOMESTIC SMALL-CAP
Driehaus Small Cap Growth Fund	Seeks to maximize capital appreciation. The fund uses a growth style of investment in equity securities, including common stocks and other equity securities of issuers. Under normal market conditions, the fund invests at least 80% of its net assets (plus the amount of borrowings for investment purposes) in the equity securities of U.S. small-capitalization (“small-cap”) companies. For purposes of the fund, the investment adviser considers a company to be a small cap company if it is within the same market capitalization range at the time of investment as those included in the Russell 2000® Growth Index. While the fund will invest primarily in the equity securities of U.S. small-cap companies, the fund may also from time to time invest up to a maximum of 20% of its assets in the equity securities of non-U.S. companies that trade in the U.S. (such as American Depositary Receipts (“ADRs”) or substantially similar instruments that are based on foreign securities) or in securities of companies above the capitalization range of the Russell 2000 Growth Index.
3.
Under “Description of Underlying Funds” in the “Fund Details” section: in the table under “FIXED-INCOME FUNDS – INTERMEDIATE-TERM BOND” is being amended with the addition of the following:

Asset Class, Style Class (if Applicable) & Underlying Fund	Investment Objective and Principal Investment Strategy
FIXED-INCOME FUNDS – INTERMEDIATE-TERM BOND
Allspring Core Plus Bond Fund	Seeks total return, consisting of current income and capital appreciation. Under normal circumstances, the fund invests at least 80% of the fund’s net assets in debt securities; up to 35% of the fund’s total assets in debt securities that are below investment-grade; and up to 25% of the fund’s total assets in debt securities of foreign issuers, including emerging markets issuers and debt securities denominated in foreign currencies. The fund invests principally in debt securities, including corporate, mortgage- and asset-backed securities, bank loans, foreign sovereign debt, supranational agencies, and U.S. Government obligations. These securities may have fixed, floating or variable rates and may include debt securities of both domestic and foreign issuers. The fund expects to maintain an overall portfolio dollar-weighted average effective duration that is within 1 year of that of the fund’s benchmark. The fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index, had a duration of 6.14 years, as of October 31, 2024.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
REG126758-00 (01/25)
00310128